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                                                                   EXHIBIT 10.29
                              TERMINATION OF LEASE

         WHEREAS, by that certain written Lease Agreement dated the 21st day of November, 1996("Lease"), Vantage Houston, Inc. as agent for Greenbriar Holdings Houston, Ltd., as Lessor, leased to MLC Enterprises, Inc. d.b.a. Marine and Industrial Supply, as Lessee, approximately 3,915 square feet of space located at 4544 South Pinemont, Suite 204, Houston, Texas 77041("leased premises")

         WHEREAS, Lessee is desirous of terminating its obligations under the Lease.

         NOW, THEREFORE, for and in consideration of the promises herein contained it is herewith agreed that Lessee shall be released from all liability under the Lease, and the Lease shall be canceled and of no further force and effect, as of Midnight, November 19th, 1998 upon payment by Lessee in the amount of $1,570.00, to be paid upon execution of this document. Lessee waives all claim to any monies previously paid to Lessor, including security deposit of $1,570.00.




     EXECUTED THIS   18TH  DAY OF NOVEMBER, 1998.


                                     LESSOR:

                                     Vantage Houston, Inc. as Agent for
                                     Greenbriar Holdings Houston, Ltd.

                                     By:
                                         -------------------------------------
                                         Stephen Dunn

                                     Title:   Executive Vice President
                                            ----------------------------------


                                     LESSEE:

                                     MLC Enterprises, Inc. d.b.a. Marine and
                                     Industrial Supply

                                     By: /s/ William A. Coskey
                                         -------------------------------------

                                     Title:   President
                                            ----------------------------------